UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2022 (September 13, 2022)

Fintech Ecosystem Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40914	86-2438985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Springhouse Drive, Suite 204

Collegeville, PA 19426

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 226-8101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one right and one-half of one redeemable warrant	FEXDU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FEXD	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FEXDW	The Nasdaq Capital Market
Rights included as part of the units	FEXDR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Rana Business Combination Agreement

General

On September 11, 2022, Fintech Ecosystem Development Corp., a Delaware corporation (“FEXD” or “Acquiror”) announced that it, with Fama Financial Services, Inc., a Georgia corporation and wholly-owned subsidiary of FEXD (“Merger Sub”), Rana Financial Inc., a Georgia corporation (“Rana” or the “Company”) and David Kretzmer, as representative of the Shareholders (“Shareholder Representative”), had entered into a business combination agreement (the “Rana Business Combination Agreement”), on September 9, 2022, pursuant to which, among other things, Merger Sub will be merged with and into Rana (the “Merger”), with Rana surviving the Merger as a wholly-owned subsidiary of FEXD. The terms of the Rana Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, and other terms relating to the Merger and the other transactions contemplated thereby, are summarized below. Capitalized terms used but not otherwise defined in the description of the Rana Business Combination Agreement below, have the meanings given to them in the Rana Business Combination Agreement.

Structure of the Rana Business Combination

(a)

The transaction is structured as a reverse triangular merger. Pursuant to the Rana Business Combination Agreement, on the Closing Date, Merger Sub will be merged with and into Rana, with Rana surviving the Merger (together with the other transactions related thereto, the “Proposed Rana Transactions”) as a wholly-owned direct subsidiary of FEXD (the “Surviving Company”).

(b)

At the effective time of the Merger (the “Effective Time”), the certificate of incorporation of Rana, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Company, until thereafter amended as provided by law and such certificate of incorporation.

(b)

At the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Company until thereafter amended as provided by law, the certificate of incorporation of the Surviving Company and such bylaws, as applicable.

(c)

At the Closing, FEXD shall amend and restate, effective as of the Effective Time, its certificate of incorporation to be as set forth in the Rana Business Combination Agreement, pursuant to which FEXD shall have a single class structure with shares of Class A common stock, par value $0.0001 per share, having voting rights of one vote per share (the “New Acquiror Class A Common Stock”).

(d)

FEXD shall pay a combination of Rana Cash Consideration and Rana Equity Consideration for the Company Common Stock subject to adjustments for Working Capital and Debt, which adjustments shall be secured by an escrow amount equal to $5,711,662 (the “Rana Escrow Amount”).

“Rana Cash Consideration” means $7,800,000.

“Rana Equity Consideration” means 7,020,000 shares of New Acquiror Class A Common Stock.

Rana Cash Consideration

Immediately prior to the Effective Time, Acquiror shall pay and deliver to: (a) each Shareholder, an amount equal to its Pro Rata Share of the Closing Payment in accordance with written instructions the Shareholder Representative shall have delivered to FEXD together with a Preliminary Statement setting forth, among other things, the Estimated Closing Debt and Estimated Closing Working Capital; and (b) Computershare Trust Company, N.A., a national association organized under the laws of the United States, as escrow agent, the Rana Escrow Amount.

Rana Equity Consideration - Conversion of Securities

Prior to the Effective Time, FEXD shall appoint the Exchange Agent, for payment of each Shareholder’s Pro Rata Share of the Rana Equity Consideration. At the Effective Time, by virtue of the Merger and without any action on the part of FEXD, Merger Sub, Rana or the holders of any of Rana’s securities:

(a)

each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be cancelled and cease to exist and any shares of Company Common Stock held in book-entry form will thereafter represent only the right to receive such fraction of a share of New Acquiror Class A Common Stock that is equal to each Shareholder’s Pro Rata Share of the Rana Equity Consideration;

(b)	each share of the Company Common Stock held in the treasury of Rana will be cancelled without any conversion thereof and no payment or distribution will be made with respect thereto; and

(c)

each share of Merger Sub common stock issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $10.00 per share, of the Surviving Company.

Rana Closing

The closing of the Proposed Rana Transactions (the “Rana Closing”) will occur as promptly as practicable, but in no event later than three Business Days following the satisfaction or waiver of all of the closing conditions.

Rana Representations, Warranties and Covenants

The Rana Business Combination Agreement contains customary representations, warranties and covenants of Rana, FEXD and Merger Sub, relating to, among other things, their ability to enter into the Rana Business Combination Agreement and their outstanding capitalization. Rana has agreed to customary “no shop” obligations.

Conditions to Rana Closing

Mutual

The obligations of Rana, FEXD and Merger Sub to consummate the Proposed Rana Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Rana Closing, of the following conditions:

(a)

the Acquiror Proposals have been approved and adopted by the requisite affirmative vote of the stockholders of Acquiror in accordance with the Proxy Statement, the Delaware General Corporation Law, the organizational documents of FEXD and the rules and regulations of Nasdaq;

(b)

no Governmental Authority has enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Rana Transactions illegal or otherwise prohibiting consummation of the Proposed Rana Transactions, including the Merger; and

(c)

the shares of New Acquiror Class A Common Stock to be issued in connection with the Proposed Rana Transactions shall have been approved for listing on Nasdaq, and immediately following the Rana Closing Acquiror shall satisfy any applicable listing requirements of Nasdaq and Acquiror shall not have received any notice of non-compliance therewith.

FEXD and Merger Sub

The obligations of FEXD and Merger Sub to consummate the Proposed Rana Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Rana Closing, of the following additional conditions:

(a)

the representations and warranties of Rana contained in the sections titled (i) Organization and Qualification; Subsidiaries, (ii) Capitalization, (iii) Authority Relative to this Business Combination Agreement and (iv) Brokers, are each true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of Rana contained in the Rana Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect;

(b)

Rana, the Shareholders and the Shareholder Representative, as applicable, have performed or complied in all material respects with all agreements and covenants required by the Rana Business Combination Agreement to be performed or complied with by each of them on or prior to the Effective Time;

(c)	the Shareholder Representative has delivered to Acquiror the Escrow Agreement, duly executed by the Shareholder Representative;

(d)	Rana has delivered to FEXD a customary officer’s certificate, dated the date of the Rana Closing, certifying as to the satisfaction of certain conditions;

(d)	no Company Material Adverse Effect has occurred between the date of the Rana Business Combination Agreement and the Closing Date;

(e)

on or prior to the Rana Closing, Rana delivered to Acquiror a properly executed certification, in form and substance reasonably acceptable to Acquiror, that the Company Common Stock, capital stock of Enova and capital stock of Fama, as applicable, are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS (which will be filed by Acquiror with the IRS following the Rana Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations;

(f)

Rana has delivered to Acquiror the PCAOB Financials together with an unqualified report therein of the auditors of the Company and its subsidiaries, if applicable, and the PCAOB Financials for periods covered by the Unaudited Financials and Latest Balance Sheet (and the related unaudited consolidated statements of operations and comprehensive loss and cash flows of the Company and its subsidiaries for the six-month period then ended) do not differ from those disclosed on the Company Disclosure Schedule;

(g)	all conditions to consummation of the Afinoz Business Combination Agreement have been satisfied or waived by the applicable parties thereto; and

(j)	the Trust Fund contains funds sufficient to pay the Rana Cash Consideration and the Afinoz Cash Consideration (defined below), in full.

Rana

The obligations of Rana to consummate the Proposed Rana Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to Rana Closing of the following additional conditions:

(a)

the representations and warranties of FEXD and Merger Sub contained in the sections titled (i) Corporation Organization (ii) Capitalization, (iii) Authority Relative to this Agreement and (iv) Brokers, are each true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of Acquiror and Merger Sub contained in the Rana Business Combination Agreement are true and correct (without giving any effect to any limitation as to “materiality” or “Acquiror Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in an Acquiror Material Adverse Effect;

(b)

FEXD and Merger Sub have performed or complied in all material respects with all agreements and covenants required by the Rana Business Combination Agreement to be performed or complied with by them on or prior to the Effective Time;

(c)	FEXD has delivered to the Shareholder Representative, the Escrow Agreement, duly executed by FEXD; and

(d)	FEXD has delivered to Rana a customary officer’s certificate dated the date of the Rana Closing, certifying as to the satisfaction of certain conditions.

Termination

The Rana Business Combination Agreement may be terminated and the Proposed Rana Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Rana Business Combination Agreement and the Proposed Rana Transactions by the stockholders of Rana or Acquiror, as follows:

(a)	by mutual written consent of Rana and the Company;

(b)

by either FEXD or Rana, if: (i) the Effective Time has not occurred prior to the twelve-month anniversary of the date of the Rana Business Combination Agreement (the “Rana Outside Date”); provided, however, that the Rana Business Combination Agreement may not be terminated by or on behalf of any party (A) that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Rana Business Combination Agreement and such breach or violation is the principal cause of the failure of a condition to the Proposed Rana Transactions on or prior to the Rana Outside Date, or (B) against which any legal proceeding is brought by a party to the Rana Business Combination Agreement for specific performance or injunctive or other forms of equitable relief in connection with the Rana Business Combination Agreement (which prohibition on such party’s right to terminate the Rana Business Combination Agreement continues throughout the pendency of such legal proceeding); (ii) any Governmental Authority in the United States has enacted, issued, promulgated, enforced or entered any permanent injunction, order, decree or ruling which has become final and non-appealable and has the effect of making consummation of the Proposed Rana Transactions, including the Merger, illegal or otherwise prevents or prohibits consummation of the Proposed Rana Transactions or the Merger; or (iii) any of the Acquiror Proposals fail to receive the requisite vote for approval at the Acquiror Stockholders’ Meeting;

(c)

by FEXD if (i) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Rana Business Combination Agreement, or if any representation or warranty of the Company has become untrue, in either case such that the closing conditions with respect to the accuracy of the representations and warranties and the performance of the agreements and covenants of the Company specified above would not be satisfied (“Terminating Company Breach”); provided, however, that FEXD has not waived such Terminating Company Breach and FEXD and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Rana Business Combination Agreement; provided further, however, that, if such Terminating Company Breach is curable by Rana, FEXD may not terminate the Rana Business Combination Agreement under this provision for so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by FEXD to Rana; (ii) the PCAOB Financials (together with an unqualified report therein of the auditors of Rana and its subsidiaries, if applicable) are not delivered to FEXD by Rana on or before the dates required under the Rana Business Combination Agreement; or (iii) if the PCAOB Financials delivered to Acquiror by the Company for periods covered by the Unaudited Financials and Latest Balance Sheet (and the related unaudited consolidated statements of operations and comprehensive loss and cash flows of the Company and its subsidiaries for the six-month period then ended) differ from those disclosed on the Company Disclosure Schedule;

(d)

by Rana if there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of FEXD and Merger Sub set forth in the Rana Business Combination Agreement, or if any representation or warranty of FEXD and Merger Sub has become untrue, in either case such that the closing conditions with respect to the accuracy of the representations and warranties and the performance of the agreements and covenants of FEXD and Merger Sub specified above would not be satisfied (“Terminating Acquiror/Merger Sub Breach”); provided, however, that Rana has not waived such Terminating Acquiror/Merger Sub Breach and Rana is not then in material breach of its representations, warranties, covenants or agreements in the Rana Business Combination Agreement; provided further, however, that, if such Terminating Acquiror/Merger Sub Breach is curable by FEXD and Merger Sub, Rana may not terminate the Rana Business Combination Agreement under this section for so long as FEXD and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by Rana to FEXD.

Effect of Termination

If the Rana Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Rana Business Combination Agreement on the part of any party thereto, except as set forth in the Rana Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Rana Business Combination Agreement by a party thereto.

A copy of the Rana Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Rana Business Combination Agreement is qualified in its entirety by reference to the full text of the Rana Business Combination Agreement filed with this Current Report on Form 8-K. The Rana Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FEXD, Rana or the other parties thereto. In particular, the assertions embodied in representations and warranties by FEXD, Rana and Merger Sub contained in the Rana Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Rana Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Rana Business Combination Agreement. Moreover, certain representations and warranties in the Rana Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Rana Business Combination Agreement as characterizations of the actual state of facts about Rana, FEXD or Merger Sub.

Afinoz Business Combination Agreement

General

On September 11, 2022, FEXD, announced that it, Fama Financial Services, Inc., a Georgia corporation and wholly owned subsidiary of FEXD (“Merger Sub”), Monisha Sahni, Rachna Suneja and Ritscapital, LLC (collectively the “Members”) and Monisha Sahni as representative of the Members (“Member Representative”), had entered into a business combination agreement (the “Afinoz Business Combination Agreement”), dated September 9, 2022, pursuant to which, among other things, Mobitech International LLC, a limited liability company organized in the United Arab Emirates (“Afinoz”) will become as a wholly-owned subsidiary of FEXD. The terms of the Afinoz Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, indemnities and other terms relating to the transactions contemplated thereby, are summarized below. Capitalized terms used but not otherwise defined in the description of the Afinoz Business Combination Agreement below have the meanings given to them in the Afinoz Business Combination Agreement.

Structure of the Afinoz Business Combination

(a)

The transaction is structured as a purchase of limited liability company membership interests. Pursuant to the Afinoz Business Combination Agreement, on the Closing Date, FEXD will purchase the limited liability company membership interests of Afinoz, with Afinoz continuing as a wholly-owned direct subsidiary of FEXD (together with the other transactions related thereto, the “Proposed Afinoz Transactions”).

(b)

FEXD shall pay a combination of Afinoz Cash Consideration and Afinoz Equity Consideration for the Company Membership Interests subject to adjustments for Working Capital and Debt, which adjustments shall be secured by an escrow amount equal to $700,000 (the “Afinoz Escrow Amount”).

“Afinoz Cash Consideration” means $5,000,000.

“Afinoz Equity Consideration” means 11,500,000 shares of New Acquiror Class A Common Stock.

Afinoz Cash Consideration

At the closing of the Proposed Afinoz Transactions (the “Afinoz Closing”), FEXD shall pay and deliver to: (a) each Member, an amount equal to its Pro Rata Share of the Closing Payment in accordance with written instructions that the Member Representative shall have delivered to FEXD together with the Preliminary Statement setting forth, among other things, the Estimated Closing Debt and Estimated Closing Working Capital; and (b) Computershare Trust Company, N.A., a national association organized under the laws of the United States, as escrow agent, the Afinoz Escrow Amount.

Afinoz Equity Consideration

Prior to the Afinoz Closing, FEXD shall appoint the Exchange Agent for payment of each Member’s Pro Rata Share of the Afinoz Equity Consideration. Subject to the terms of the Afinoz Business Combination Agreement, at the Afinoz Closing, the Exchange Agent shall pay to each Member, shares of New Acquiror Class A Common Stock equal to such Member’s Pro Rata Share of the Afinoz Equity Consideration.

Afinoz Closing

The Afinoz Closing will occur as promptly as practicable, but in no event later than three Business Days following the satisfaction or waiver of all of the closing conditions.

Afinoz Representations, Warranties and Covenants

The Afinoz Business Combination Agreement contains customary representations, warranties and covenants of Afinoz and FEXD relating to, among other things, their ability to enter into the Afinoz Business Combination Agreement and their outstanding capitalization. Afinoz has agreed to customary “no shop” obligations.

Conditions to Afinoz Closing

Mutual

The obligations of Afinoz and FEXD to consummate the Proposed Afinoz Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Afinoz Closing, of the following conditions:

(a)

the Acquiror Proposals have been approved and adopted by the requisite affirmative vote of the stockholders of Acquiror in accordance with the Proxy Statement, the Delaware General Corporation Law, the organizational documents of FEXD and the rules and regulations of Nasdaq;

(b)

no Governmental Authority has enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Afinoz Transactions illegal or otherwise prohibiting consummation of the Proposed Afinoz Transactions; and

(c)

the shares of New Acquiror Class A Common Stock to be issued in connection with the Proposed Afinoz Transactions shall have been approved for listing on Nasdaq, and immediately following the Closing Acquiror shall satisfy any applicable listing requirements of Nasdaq and Acquiror shall not have received any notice of non-compliance therewith.

FEXD

The obligations of FEXD to consummate the Proposed Afinoz Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Afinoz Closing of the following additional conditions:

(a)

the representations and warranties of FEXD contained in the sections titled (i) Organization and Qualification; Subsidiaries, (ii) Capitalization, (iii) Authority Relative to this Business Combination Agreement and (iv) Brokers, are each true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of Afinoz contained in the Afinoz Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect;

(b)

Afinoz, the Members and Member Representative, as applicable, have performed or complied in all material respects with all agreements and covenants required by the Afinoz Business Combination Agreement to be performed or complied with by each of them on or prior to the Afinoz Closing;

(c)	the Member Representative has delivered to Acquiror the Escrow Agreement, duly executed by the Member Representative;

(d)	Afinoz has delivered to FEXD a customary officer’s certificate, dated the date of the Afinoz Closing, certifying as to the satisfaction of certain conditions;

(e)	no Company Material Adverse Effect has occurred between the date of the Rana Business Combination Agreement and the Closing Date;

(f)	on or prior to the Afinoz Closing, each of the Members shall deliver to Acquiror a properly executed and duly completed Internal Revenue Service Form W-8BEN;

(g)

on or prior to the Afinoz Closing, each of the Members delivered to Acquiror the relevant ‘Tax residency certificate’ or any other similar requirements/certifications or evidences, as mandated under any of the domestic tax laws of their respective jurisdiction or territory, in order to claim the benefits of the India-UAE Double Tax Avoidance Agreement and to establish that no Indian withholding Tax is required to be deducted or withheld from the payment of consideration to such Member;

(h)	Afinoz has delivered to Acquiror the PCAOB Financials required to be delivered under the Afinoz Business Combination Agreement;

(i)

Afinoz has delivered to Acquiror evidence that it has executed certain regulatory filings with either the free-zone authority in the Sharjah Media City Free-Zone of the United Arab Emirates or the United Arab Emirates Ministry of Economy, as required pursuant to the Afinoz Business Combination Agreement;

(j)	the Rana Business Combination Agreement has been consummated;

(k)	the Trust Fund contains funds sufficient to pay the Rana Cash Consideration and the Afinoz Cash Consideration, in full; and

(l)

Acquiror has completed its due diligence exercise on Afinoz and its subsidiaries, and Afinoz and its subsidiaries has resolved to Acquiror’s satisfaction any issues arising therefrom, including but not limited to, confirmation that each of the Members, Afinoz and its subsidiaries, have complied with certain conditions set forth in schedules to the Afinoz Business Combination Agreement.

Afinoz

The obligations of the Members and the Member Representative to consummate the Proposed Afinoz Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

(a)

the representations and warranties of FEXD contained in the sections titled (i) Corporation Organization (ii) Capitalization, (iii) Authority Relative to this Agreement and (iv) Brokers, are each true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of Acquiror contained in the Afinoz Business Combination Agreement are true and correct (without giving any effect to any limitation as to “materiality” or “Acquiror Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in an Acquiror Material Adverse Effect;

(b)

FEXD has performed or complied in all material respects with all agreements and covenants required by the Afinoz Business Combination Agreement to be performed or complied with by it on or prior to the Afinoz Closing;

(c)	FEXD has delivered to the Member Representative, the Escrow Agreement, duly executed by FEXD; and

(d)	FEXD has delivered to Afinoz a customary officer’s certificate dated the date of the Afinoz Closing, certifying as to the satisfaction of certain conditions.

Termination

The Afinoz Business Combination Agreement may be terminated and the Proposed Afinoz Transactions may be abandoned at any time prior to the Closing, notwithstanding any requisite approval and adoption of the Afinoz Business Combination Agreement and the Proposed Afinoz Transactions by the Members and stockholders of Acquiror, as follows:

(a)	by mutual written consent of the Acquiror and Member Representative;

(b)

by either FEXD or the Member Representative, if: (i) the Closing has not occurred prior to the twelve-month anniversary of the date of the Afinoz Business Combination Agreement (the “Afinoz Outside Date”); provided, however, that the Afinoz Business Combination Agreement may not be terminated by or on behalf of any party (A) that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Afinoz Business Combination Agreement and such breach or violation is the principal cause of the failure of a condition to the Proposed Afinoz Transactions on or prior to the Afinoz Outside Date, or (B) against which any legal proceeding is brought by a party to the Rana Business Combination Agreement for specific performance or injunctive or other forms of equitable relief in connection with the Afinoz Business Combination Agreement (which prohibition on such party’s right to terminate the Afinoz Business Combination Agreement continues throughout the pendency of such legal proceeding); (ii) any Governmental Authority in the United States has enacted, issued, promulgated, enforced or entered any permanent injunction, order, decree or ruling which has become final and non-appealable and has the effect of making consummation of the Proposed Afinoz Transactions, illegal or otherwise prevents or prohibits consummation of the Proposed Afinoz Transactions; or (iii) any of the Acquiror Proposals fail to receive the requisite vote for approval at the Acquiror Stockholders’ Meeting;

(c)

by FEXD if: (i) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of any Member set forth in the Afinoz Business Combination Agreement, or if any representation or warranty of any Member has become untrue, in either case such that the closing conditions with respect to the accuracy of the representations and warranties and the performance of the agreements and covenants of the Members specified above would not be satisfied (“Terminating

Member Breach”); provided, however, that FEXD has not waived such Terminating Member Breach and FEXD is not then in material breach of its representations, warranties, covenants or agreements in the Afinoz Business Combination Agreement; provided further, however, that, if such Terminating Member Breach is curable by the applicable Member, FEXD may not terminate the Afinoz Business Combination Agreement under this provision for so long as such Member continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by FEXD to the applicable Member; (ii) the PCAOB Financials are not delivered to FEXD by the Member Representative on or before the dates required under the Afinoz Business Combination Agreement; (iii) the Rana Business Combination Agreement is terminated; or (iv) if Afinoz fails to comply, within thirty days of signing the Afinoz Business Combination Agreement, with certain specific conditions precedent set forth in schedules to the Afinoz Business Combination Agreement.

(d)

by the Member Representative if there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of FEXD set forth in the Afinoz Business Combination Agreement, or if any representation or warranty of FEXD has become untrue, in either case such that the closing conditions with respect to the accuracy of the representations and warranties and the performance of the agreements and covenants of FEXD specified above would not be satisfied (“Terminating Acquiror Breach”); provided, however, that Afinoz has not waived such Terminating Acquiror Breach and Afinoz is not then in material breach of its representations, warranties, covenants or agreements in the Afinoz Business Combination Agreement; provided further, however, that, if such Terminating Acquiror Breach is curable by FEXD, Afinoz may not terminate the Afinoz Business Combination Agreement under this section for so long as FEXD continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by Afinoz to FEXD.

Effect of Termination

If the Afinoz Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Afinoz Business Combination Agreement on the part of any party thereto, except as set forth in the Afinoz Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Afinoz Business Combination Agreement by a party thereto.

Survival and Indemnification

Survival

All of the representations, warranties, covenants and agreements of the parties contained in the Afinoz Business Combination Agreement or in any other Transaction Document shall survive (and not be affected in any respect by) the Afinoz Closing indefinitely and any investigation conducted by any party and any information or knowledge which any party may have had or received. Notwithstanding the foregoing, other than for fraud or intentional misrepresentation, the representations and warranties representations and warranties of FEXD shall terminate on two years from the Afinoz Closing; provided, however, that the representations and warranties contained in the following sections shall survive indefinitely: (a) Organization; and Qualification; Subsidiaries; (b) Capitalization; (c) Authority Relative to this Agreement (Afinoz); (d) No Conflict; (e) Required Filings and Consents; (f) Labor and Employment Matters; (g) Real Property; Title to Assets; (h) Taxes; (i) Brokers; (j) Authority Relative to this Agreement (Members); (k) Non-Contravention; and (l) Ownership of the Company Membership Interests; Title (collectively, the “Fundamental Representations”).

Indemnification

Each Member has agreed to jointly and severally indemnify and hold harmless the Indemnified Parties of FEXD from and against all Losses in respect of: (a) inaccuracy or breach of any representation or warranty of Afinoz or any Member; (b) failure of any Member or the Member Representative to perform, any of its covenants or other agreements; or (c) failure of any Member or the Member Representative to satisfy any condition set forth on the schedules of the Afinoz Business Combination Agreement. Notwithstanding the foregoing, except with respect to the inaccuracy or breach of the Fundamental Representations, or for fraud or intentional misrepresentation, the Members shall not be required, to indemnify Losses for breaches of representations or warranties or until aggregate Losses equal or exceed $600,000, in which case the Members shall be liable for the aggregate amount of all Losses.

Payment

Indemnified Losses shall be subject to payment by the Members within seven Business Days of the applicable demand. Non-payment of Losses may result in the applicable defaulting Members forfeiting shares of New Acquiror Class A Common Stock.

A copy of the Afinoz Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.2 and is incorporated herein by reference. The foregoing description of the Afinoz Business Combination Agreement is qualified in its entirety by reference to the full text of the Afinoz Business Combination Agreement filed with this Current Report on Form 8-K. The Afinoz Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Acquiror, the Members, Afinoz or the other parties thereto. In particular, the assertions embodied in representations and warranties by Acquiror and the Members contained in the Afinoz Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Afinoz Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Afinoz Business Combination Agreement. Moreover, certain representations and warranties in the Afinoz Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Afinoz Business Combination Agreement as characterizations of the actual state of facts about Acquiror, the Members or Afinoz.

Lock-Up Agreements

Acquiror has entered into the three general forms of lock-up agreements described below with stockholders and employees of Rana and Afinoz. The general terms below apply to all lock-up agreements. The employee-specific terms apply to the Employee Stockholder Lock-Up and Protective Covenant Agreement and the Employee Optionholder Lock-Up, Unvested Stock & Protective Covenant Agreement. The employee optionholder-specific terms apply only to the Employee Optionholder Lock-Up, Unvested Stock & Protective Covenant Agreement. Capitalized terms used but not otherwise defined in the description of the lock-up agreements below have the meanings given to them in the applicable form of lock-up agreement.

General Terms

The stockholders and certain employees of Rana and Afinoz that own equity interests have entered into lock-up agreements with Acquiror wherein they have agreed not to Transfer any shares of New Acquiror Class A Common Stock for the period commencing upon the Effective Time and ending one year after the Effective Time, provided, however, that such restriction shall expire if the reported last sale price of New Acquiror Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty trading days within any thirty-trading day period commencing at least 150 days after the Effective Time. Such stockholders and employees have further agreed not to Transfer more than 200,000 Shares during any three-month period until the three-year anniversary of the Effective Date and not to Transfer more than 1,000,000 Shares during a further period thereafter, in each case subject to Permitted Transfers and the termination of restrictions upon expiration or termination of the applicable lock-up agreement.

The form of the Stockholder Lock-Up Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Stockholder Lock-Up Agreement.

Employee-Specific Terms

The lock-up agreements of certain employees of Rana and Afinoz also contain restrictive covenants regarding confidentiality, conflicts of interest, non-competition, non-solicitation, non-inducement and non-interference during a Restricted Period commencing on the Effective Time and ending on the later to occur of (a) the fifth anniversary of the Effective Time and (b) the second anniversary of the date on which the employee’s employment with FEXD and its subsidiaries terminates for any reason.

The form of the Employee Stockholder Lock-Up and Protective Covenant Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Employee Stockholder Lock-Up Agreement.

Employee Optionholder-Specific Terms

The lock-up agreements of the optionholder employees of Afinoz (“Employee Optionholders”) provide that Afinoz options outstanding prior to the Closing will convert into unvested shares of New Acquiror Class A Common Stock at Closing. The resulting Unvested Stock shall be eligible to vest on the following schedule: (a) the first quarter, as of twelve months from the Effective Time; (b) the second quarter, as of twenty-four months from the Effective Time; (c) the third quarter, as of thirty months from the Effective Time and (d) the fourth quarter, as of thirty-six months from the Effective Time. If the Employee Optionholder terminates the Employee Optionholder’s employment with FEXD and its subsidiaries, at any time before the Unvested Stock has vested and become Vested Stock, then the Employee Optionholder’s Unvested Stock outstanding on the date of termination of employment shall be automatically forfeited. If the Employee Optionholder’s employment with FEXD and its subsidiaries is terminated by FEXD or any of its subsidiaries for Cause at any time before all of the Unvested Stock has vested and become Vested Stock, then all of the Employee Optionholder’s Unvested Stock and Vested Stock shall be automatically forfeited.

A form of the Employee Optionholder Lock-Up, Unvested Stock & Protective Covenant Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Lock-Up Agreement.

Important Information and Where to Find It

This Current Report on Form 8-K relates to proposed transactions between FEXD, on the one hand, and each of Rana and Afinoz, on the other hand. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction, FEXD intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement. The proxy statement, when final will be sent to all holders of FEXD’s common stock in connection with FEXD’s solicitation of proxies for the vote by FEXD’s stockholders with respect to the transaction and other matters as described in the proxy statement. Investors and security holders and other interested parties are urged to read the proxy statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about FEXD, Rana, Afinoz and the transactions. Investors and security holders may obtain free copies of the proxy statement, any amendments thereto, and other documents filed with the SEC by FEXD through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Fintech Ecosystem Development Corp., 100 Springhouse Drive, Suite 204, Collegeville, PA 19426. Before making any voting or investment decision, investors and security holders of FEXD are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Participants in the Solicitation

FEXD, Rana and Afinoz and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of FEXD will be set forth in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding FEXD’s proposed acquisition of Rana and Afinoz, FEXD’s ability to consummate the transaction, the development and performance of the products of Rana and Afinoz (including the timeframe for development of such products), the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, FEXD, Rana and Afinoz disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. FEXD, Rana and Afinoz caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of any of FEXD, Rana or Afinoz. In addition, FEXD cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of FEXD and the receipt of certain governmental and regulatory approvals, (iii) the inability to complete any additional financings, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreements, (v) the outcome of any legal proceedings that may be instituted against Rana, Afinoz and/or FEXD related to the business combination agreements or the transactions contemplated thereby, (vi) the ability to maintain the listing of FEXD stock following the business combinations, (vii) volatility in the price of FEXD’s securities, (viii) costs related to the transactions and the failure to realize anticipated benefits of the transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (ix) the effect of the announcement or pendency of the transaction on Rana’s and/or Afinoz’s business relationships, operating results, performance and businesses generally, (x) risks that the transactions disrupt current plans and operations of Rana and/or Afinoz, (xi) changes in the capital structure of FEXD following the business combinations, (xii) changes in the competitive industries and markets in which Rana and Afinoz operate or plan to operate, (xiii) changes in laws and regulations affecting Rana’s and/or Afinoz’s business, (xiv) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions, and identify and realize additional opportunities, (xv) risks related to the limited operating history or Rana and Afinoz and the rollout of additional business offerings by Rana and Afinoz, (xvi) risks related to Rana’s and Afinoz’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on Rana and Afinoz, their business and markets in which they operate, and (xviii) the potential inability of Rana and/or Afinoz to manage growth effectively. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. The foregoing list of risks is not exhaustive. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in FEXD’s periodic and other filings with the SEC. FEXD’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Rana Business Combination Agreement

2.2*	Afinoz Business Combination Agreement

10.1	Form of Stockholder Lock-Up Agreement

10.2	Form of Employee Stockholder Lock-Up Agreement

10.3	Form of Employee Optionholder Lock-Up, Unvested Stock & Protective Covenant Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). FEXD agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; however, FEXD may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fintech Ecosystem Development Corp.

By:	/s/ Saiful Khandaker
Name:	Saiful Khandaker
Title:	Chief Executive Officer

Dated: September 13, 2022